THE MANAGERS FUNDS

Supplement dated June 14, 2001 to the Prospectus dated May 1, 2001

The following information supersedes that contained in the Prospectus with respect to the following section:

How To Purchase Shares:  By Wire
--------------------------------
Under the heading ManagersChoice - By Wire on page 49, the instructions should be deleted in their entirety and are hereby replaced with the following instructions:

*Call the Fund at (800) 358-7668. Instruct your bank to wire the money to Boston Safe Deposit and Trust; ABA
#011-001234; BFN-The Managers Funds A/C 04-5810; FBO
Shareholder Name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service.

June 14, 2001